Hercules Offshore
Monthly Rig Fleet Status Report
as of
May 23, 2013

Exhibit 99.1

					Contract (2) Dayrate ($000s)	Est. Duration (3)
	Rig Name	Rig Type	Location	Customer / Status (1)		Days	Date	Comments
Domestic Offshore
1	Hercules 120	120’ - MC, TD	GOM	Chevron	64-66	222	12/31/13
2	Hercules 150	150’ - ILC, TD	GOM	Shipyard			05/30/13	Estimated downtime for repair and maintenance work
				Arena	76-78	60	07/31/13
				Northstar	89-91	100	11/08/13
3	Hercules 173	173’ - MC, TD	GOM	Chevron	64-66	222	12/31/13
4	Hercules 200	200’ - MC, TD	GOM	Apache	79-81	18	06/10/13
				Shipyard			07/25/13	Estimated downtime for repair and maintenance work
				Gulf Coast Energy Resources	94-96	20	08/14/13
				Petroquest	101-103	40	09/03/13
				Walter Oil & Gas	101-103	150	02/20/14
5	Hercules 201	200’ - MC, TD	GOM	Shipyard			06/10/13	Estimated downtime for repair and maintenance work
				EPL	101-103	90	09/08/13
6	Hercules 202	200’ - MC, TD	GOM	W&T Offshore	66-68	7	05/30/13
					71-73	96	09/03/13
					84-86	60	11/02/13
7	Hercules 204	200’ - MC, TD	GOM	Chevron	81-83	222	12/31/13	Contract rate based on prior commitment made in October 2012
8	Hercules 205	200’ - MC, TD	GOM	Black Elk	84-86	149	10/19/13
				Shipyard			01/17/14	ABS 5-year special survey; estimated downtime of 90 days
9	Hercules 209	200' - MC, TD	GOM	Razor/Emerald	86-88	13	06/05/13
				Shipyard			06/26/13	Estimated downtime for repair and maintenance work
				Hall-Houston	94-96	30	07/26/13
				Sandridge	101-103	75	10/09/13
10	Hercules 212	200’ - MC, TD	GOM	W&T Offshore	84-86	23	06/15/13
				Renaissance	86-88	45	07/30/13
				MC Offshore	101-103	20	08/19/13
11	Hercules 213	200’ - MC, TD	GOM	EPL	81-83	12	06/04/13
					101-103	90	09/02/13
12	Hercules 214	200’ - MC, TD	GOM	Apache	79-81	54	07/16/13
					101-103	180	01/12/14
13	Hercules 251	250’ - MS, TD	GOM	Hall-Houston	74-76	40	07/02/13
					57-59	32	08/03/13	Prior contract reassignment
					74-76	36	09/08/13	ABS 5-year special survey scheduled for the fourth quarter 2013; estimated downtime of 90 days
14	Hercules 253	250’ - MS, TD	GOM	Tana	74-76	88	08/19/13
					96-98	65	10/23/13
15	Hercules 263	250’ - MC, TD	GOM	Tana	86-88	43	07/05/13
					89-91	120	11/02/13
					97-99	65	01/06/14
16	Hercules 264	250’ - MC, TD	GOM	Castex	86-88	202	12/11/13
				Shipyard			03/11/14	ABS 5-year special survey; estimated downtime of 90 days
				Castex	116-118	90	06/09/14
					119-121	90	09/07/14

Hercules Offshore
Monthly Rig Fleet Status Report
as of
May 23, 2013

					Contract (2) Dayrate ($000s)	Est. Duration (3)
	Rig Name	Rig Type	Location	Customer / Status (1)		Days	Date	Comments
17	Hercules 265	250’ - MC, TD	GOM	EPL	89-91	19	06/11/13
				Walter Oil & Gas	101-103	60	08/10/13
				Arena	102-104	240	04/07/14
18	Hercules 300	300' - MC, TD	GOM	Arena	96-98	68	07/30/13	Full dayrate recommenced April 28, after weather delays resulted in approximately two weeks at reduced dayrate and three weeks at zero dayrate.
				Shipyard			10/28/13	ABS 5-year special survey; estimated downtime of 90 days
				Arena	96-98	208	05/24/14
					99-101	180	11/20/14
19	Hercules 350	350' - ILC, TD	GOM	Cimarex	109-111	9	06/01/13	Early completion of program
				Renaissance	134-136	180	11/28/13
				Arena	136-138	90	02/26/14
					Average	206	days

20	Hercules 85	85’ - ILS, TD	GOM	Cold Stacked 01/09
21	Hercules 153	150’ - MC, TD	GOM	Cold Stacked 01/09
22	Hercules 203	200’ - MC, TD	GOM	Cold Stacked 06/09
23	Hercules 206	200’ - MC, TD	GOM	Cold Stacked 12/09
24	Hercules 207	200’ - MC, TD	GOM	Cold Stacked 01/09
25	Hercules 211	200’ - MC Workover	GOM	Cold Stacked 01/09
26	Hercules 250	250’ - MS, TD	GOM	Cold Stacked 12/09
27	Hercules 2002	200’ - MC, TD	GOM	Cold Stacked 10/08
28	Hercules 2003	200’ - MC, TD	GOM	Cold Stacked 02/09
29	Hercules 2500	250’ - MS, TD	GOM	Cold Stacked 02/09

Hercules Offshore
Monthly Rig Fleet Status Report
as of
May 23, 2013

					Contract (2) Dayrate ($000s)	Est. Duration (3)
	Rig Name	Rig Type	Location	Customer / Status (1)		Days	Date	Comments
International Offshore
1	Hercules 170	170’ - ILC, TD	Bahrain	Warm Stacked
2	Hercules 208	200' - MC, TD	Myanmar	PTTEP	95-97	130	09/30/13
				Shipyard			12/29/13	Scheduled downtime for ABS 5-year special survey/repairs
3	Hercules 260	250’ - ILC, TD	Democratic Republic of Congo	Perenco	89-91	1	05/24/13
					106-108	334	04/23/14
			Gabon		114-116	31	05/24/14
4	Hercules 261	250’ - ILC, TD	Saudi Arabia	Saudi Aramco	83-85	494	09/29/14
5	Hercules 262	250’ - ILC, TD	Saudi Arabia	Saudi Aramco	79-81	534	11/08/14
6	Hercules 266	250’ - ILC, TD	Saudi Arabia	Saudi Aramco	116-118	921	11/30/15	Contract expiration between 9/30/15 and three years post commencement of contract (April 8, 2013) at discretion of customer.
7	Hercules 267 (formerly Ben Avon)	250' - ILC, TD	Gabon	Shipyard			06/30/13	Contract preparation work
				CABGOC	108-110	1,095	06/29/16
					Average	506	days

8	Hercules 156	150’ - ILC, TD	Bahrain	Cold Stacked 12/10
9	Hercules 258	250’ - MS, TD	Malaysia	Cold Stacked 10/12

Hercules Offshore
Monthly Rig Fleet Status Report
as of
May 23, 2013

					Contract (2) Dayrate ($000s)	Est. Duration (3)
	Rig Name	Rig Type	Location	Customer / Status (1)		Days	Date	Comments
US Inland Barges
1	Hercules 17	Posted - 3000 hp, TD	US Inland Gulf Coast	EPL	29-31	61	07/23/13	Sale pending
2	Hercules 41	Posted - 3000 hp, TD	US Inland Gulf Coast	Castex	26-28	26	06/18/13	Sale pending
3	Hercules 49	Posted - 3000 hp, TD	US Inland Gulf Coast	Century	29-31	15	06/07/13	Sale pending
					Average	34	days

4	Hercules 01	Conv - 2000 hp	US Inland Gulf Coast	Cold Stacked 10/08				Sale pending
5	Hercules 11	Conv - 3000 hp, TD	US Inland Gulf Coast	Cold Stacked 02/09				Sale pending
6	Hercules 19	Conv - 1000 hp	US Inland Gulf Coast	Cold Stacked 01/09				Sale pending
7	Hercules 27	Posted - 3000 hp, TD	US Inland Gulf Coast	Cold Stacked 01/09				Sale pending
8	Hercules 46	Posted - 3000 hp, TD	US Inland Gulf Coast	Cold Stacked 01/09				Sale pending
9	Hercules 48	Posted - 3000 hp, TD	US Inland Gulf Coast	Cold Stacked 03/09				Sale pending
10	Hercules 52	Posted - 2000 hp, TD	US Inland Gulf Coast	Cold Stacked 01/09
11	Hercules 55	Posted - 3000 hp, TD	US Inland Gulf Coast	Cold Stacked 03/09				Sale pending
12	Hercules 57	Posted - 2000 hp, TD	US Inland Gulf Coast	Cold Stacked 01/09				Sale pending
13	Hercules 64	Posted - 3000 hp, TD	US Inland Gulf Coast	Cold Stacked 03/09				Sale pending

(1)
Rigs with a Customer named are under contract, while rigs described as “Ready Stacked” are not under contract, but generally are ready for service. Rigs described as “Warm Stacked” are actively marketed and may have a reduced number of crew, but require a full crew to be ready for service. Rigs described as “Cold Stacked” are not actively marketed, normally require the hiring of an entire crew and require a maintenance review and refurbishment before they can function as a drilling rig. Rigs described as “Shipyard” are undergoing maintenance, repairs, upgrades and may or may not be actively marketed depending on the length of stay in the shipyard.

(2)
Contract dayrates shown in the table above are full contract operating dayrates, which may include estimated contractual adjustments for changes in operating costs and reimbursable cost items for operating expenses such as crew and may also include additional services and personnel that may be requested by the customer from time-to-time. However, the dayrates do not include certain non-recurring revenues such as lump sum mobilizations and demobilizations. The actual dayrate over the term of the contract could be lower and could be substantially lower and/or subject to numerous risks as disclosed in the Company’s filings with the Securities and Exchange Commission. Lower dayrates typically apply when the rig is under contract but not fully operating, including periods when the rig is moving, waiting on weather, on standby, down for repairs or maintenance or during other operational delays or events of force majeure.

(3)
Estimated contract duration is an estimate based on current belief by our customers as to the remaining days to complete the project, subject to the satisfaction of regulatory or permitting requirements that are in effect, including those that may impact the ability of our customers to timely obtain drilling permits.

Hercules Offshore
Liftboat Fleet Status Report
for the month ended
April 30, 2013

Leg Length/ Liftboat Class (Feet)	Total Number of Liftboats	Actively Marketed Liftboats (1)	Revenue Per Day Per Liftboat (2)	Operating Days	Utilization (3)	Comments
Gulf of Mexico
230	1	1	$—	0	0%	One vessel in drydock in April and May
170-215	4	4	17,043	99	83%	One vessel in drydock in April and May
140-150	5	5	10,534	67	45%	One vessel in drydock in April
120-130	14	12	7,228	249	69%	Three vessels in drydock in April and five vessels in drydock in May
105	15	7	6,272	97	46%	One vessel in drydock in April and May
Sub-total/Average	39	29	$9,377	512	59%
International
230-280	4	4	$55,007	90	75%	One vessel in drydock in May
170-215	6	6	36,742	147	82%	One vessel in drydock in May
140-150	4	4	16,114	117	98%
120-130	7	7	12,612	172	82%	One vessel in drydock in May
105	4	2	—	—	—%
Sub-total/Average	25	23	$27,388	526	76%
Total/Average	64	52	$18,504	1,038	67%

(1)	Actively marketed liftboats excludes ten GOM cold-stacked liftboats and two Nigeria cold-stacked liftboats.

(2)	Includes reimbursables.

(3)	Utilization is defined as the total number of operating days in the period as a percentage of the total number of calendar days in the period our liftboats were actively marketed.
The information and statements made in the Fleet Status Report that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements include statements concerning estimated contract expiration dates, dayrates, estimated dates for completion of repairs and upgrades and commencement dates of new contracts, as well as information that may be affected by delays in obtaining drilling permits in the Gulf of Mexico. Such statements are subject to a number of risks, uncertainties and assumptions, including without limitation, early termination by the customer pursuant to the contract or otherwise, cancellation or completion of certain contracts earlier than expected, our ability to renew or extend contracts, or enter into new contracts, when such contracts expire, the potential inability of our customers to obtain drilling permits that would cover the entire duration of our contracts in the U.S. Gulf of Mexico or otherwise satisfy regulatory requirements that may be then in effect, operational difficulties, shipyard and other delays, government and regulatory actions and other factors described in the Company’s annual report on Form 10-K and its most recent periodic reports and other documents filed with the Securities and Exchange Commission, which are available free of charge at the SEC’s website at www.sec.gov or the company’s website at www.herculesoffshore.com. The Company cautions you that forward-looking statements are not guarantees of future performance and that actual results or developments may differ materially from those projected or implied in these statements.